UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On April 1, 2020, PennyMac Financial Services, Inc. (the “Company”), through two of its indirect, wholly owned subsidiaries,  PNMAC GMSR ISSUER TRUST (“Issuer Trust”) and PennyMac Loan Services, LLC (“PLS”), and its direct wholly owned subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”), issued a series of variable funding notes, the Series 2020-SPIADVF1 Notes (“GMSR Servicing Advance Notes”), to be sold under agreement to repurchase pursuant to a Master Repurchase Agreement, dated as of April 1, 2020, with Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), acting as administrative agent on behalf of Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as buyer (the “GMSR Servicing Advances Repurchase Agreement”).

The purpose of the GMSR Servicing Advances Repurchase Agreement is to provide PLS with financing secured by its servicing advances to pay, in accordance with the Ginnie Mae requirements,  in the event borrowers are delinquent: (i) regularly scheduled monthly principal and bond interest to mortgage-backed securities holders (“MBS Advances”); (ii) taxes, homeowner’s insurance, and other escrowed items (“Escrow Advances”); and (iii) other expenses related to servicing delinquent loans as specified by (A) state and federal laws and (B) government agencies, including the Federal Housing Administration (“FHA”), the Veterans Administration (“VA”), and the United States Department of Agriculture (“USDA”)(“Corporate Advances” and, together with MBS Advances and Escrow Advances, “Servicing Advances”). PLS already finances the related Ginnie Mae mortgage servicing rights (“MSRs”), together with excess servicing spread relating to such MSRs (“Excess Spread”), pursuant to a series of structured finance transactions (the “GMSR Servicing Spread Facility”) secured by certain participation certificates relating to the MSRs and Excess Spread.

In addition to the GMSR Servicing Advances Repurchase Agreement, CSFB, CSCIB and, in one case, another CSFB affiliate, Alpine Securitization LTD, (“Alpine”) provide four other credit facilities to PLS: (i)  a  Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017, with CSFB, acting as administrative agent for CSCIB, as a buyer, and Alpine, as a buyer (the “CS Loan Repurchase Agreement”) that PLS uses primarily to finance newly originated mortgage loans; or, (ii) a Master Repurchase Agreement, dated as of December 19, 2016, among  CSFB, CSCIB, and PLS (“the “GMSR Servicing Spread Repurchase Agreement”) that, together with term notes issued by the Issuer Trust (“Term Notes”), comprises the GMSR Servicing Spread Facility; (iii) a Master Repurchase Agreement, dated as of September 11, 2019, among CSFB, CSCIB, PLS and PNMAC that PLS uses to finance Fannie Mae mortgage servicing rights (the “Fannie Mae MSR PC Agreement”), and (iv) a Loan and Security Agreement, dated as of February 1, 2018, among  CSFB, CSCIB, PLS and PNMAC that PLS uses to finance Freddie Mac mortgage servicing rights (the “Freddie Mac MSR Loan Agreement”) (collectively, these five credit facilities are referred to as the “CS Facilities”). All five of the CS Facilities are committed through April 24, 2020 and negotiations for renewal are currently in progress.

The GMSR Servicing Advance Notes are entitled to distributions from reimbursements received by PLS relating to Servicing Advances made by PLS on Ginnie Mae MSRs, and, during the full amortization period of the Term Notes or upon an event of default, the GMSR Servicing Advance Notes rank pari passu with (i) the Term Notes; and (ii) the GMSR Servicing Spread Repurchase Agreement based on the series invested amount and are secured by participation certificates on the MSRs, Excess Spread, and Servicing Advances. The Servicing Advances eligible for financing include MBS Advances, Corporate Advances and Escrow Advances, subject to certain other eligibility criteria specified by CSFB and CSCIB.

The obligations of PLS under both the GMSR Servicing Spread Repurchase Agreement and the GMSR Servicing Advances Repurchase Agreement are fully guaranteed by PNMAC pursuant to an Amended and Restated Guaranty, dated April 1, 2020 by PLS and PNMAC (“GMSR VFN Guaranty”).

Amendment No. 9 to CS Loan Repurchase Agreement

The purpose of Amendment No. 9 to the CS Loan Repurchase Agreement (“CS Loan Amendment”) is to include the maximum purchase price and maximum committed purchase price available under the GMSR Servicing Advances Repurchase Agreement within  (i) the maximum combined purchase price of $2.0 billion; and (ii) the maximum combined committed purchase price of $700 million, in each case that apply to PLS across the other CS Facilities.  The GMSR Servicing Advances Repurchase Agreement is also added to the cross default provision across the other CS Facilities.  All other terms and conditions of the CS Loan Repurchase Agreement, the Freddie Mac MSR Loan Agreement, and the Fannie Mae MSR PC Agreement remain the same in all material respects.

New Series 2020-SPIADVF1 Indenture Supplement

The GMSR Servicing Advance Notes have a maximum principal balance of $1,000,000,000, with funds available to PLS based on (i) the advance rates set forth in the Series 2020-SPIADVF1 Indenture Supplement, dated as of April 1, 2020, by and among Issuer Trust, Citibank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, PLS, and CSFB, as administrative agent (the “Servicing Advance Indenture Supplement”), (ii) the asset value of the Servicing Advance participation certificates as determined under the GMSR Servicing Advances Repurchase Agreement, and (iii) the maximum purchase price and maximum committed purchase price available at such time.  The advance rates vary based on (i) whether the Servicing Advance is an MBS Advance, Escrow Advance or Corporate Advance, (ii) whether such Servicing Advance relates to an FHA loan, VA loan, and USDA or other loan, and (iii) either the delinquency status of the loan or the weighted average delinquency of the loans for the applicable Servicing Advance type.  The advance rates are also subject to certain advance rate reduction event triggers, including (i)  in the event a monthly MBS Advance remains outstanding for more than twenty-nine (29) days from the date of such monthly MBS Advance, (ii) the failure to maintain certain quarterly ratios of cumulative non-recoverable Servicing Advances to the aggregate amount of Servicing Advances for each Servicing Advance type, or (iii) the occurrence of an advance rate reduction event under the GMSR Servicing Spread Facility.

Prior to the full amortization period of the Term Notes,  interest on the GMSR Servicing Advance Notes and the corresponding purchase price paid to PLS under the GMSR Servicing Advances Repurchase Agreement are payable on an interim payment date, on the third business day of each week, and a monthly payment date, beginning in April 2020, on the 25th day of such month or, if such 25th day is not a business day, the next business day. PLS is also permitted to pay down daily the GMSR Servicing Advances Facility directly to CSCIB, as the holder of the GMSR Servicing Advance Note, potentially reducing monthly interest expense related to financing of the MBS Advances. During the full amortization period of the Term Notes or following an event of default under the GMSR Servicing Spread Facility or the GMSR Servicing Advances Facility,  the GMSR Servicing Advance Repurchase Agreement ranks pari passu with (i) the Term Notes; and (ii) the GMSR Servicing Spread Repurchase Agreement, based on the series invested amount, with respect to all collections on the participation certificates related to the MSRs, Excess Spread, and Servicing Advances.  To the extent any MBS Advance reimbursement amounts funded under the Series GMSR Servicing Advance Notes are recovered in the prior week, on the third business day of such week, PLS is required to transfers the portion of those amounts financed and accrued interest to the paying agent to pay down the GMSR Servicing Advance Notes unless previously paid directly to CSCIB.

New Series 2020-SPIADVF1 Repurchase Agreement

The maximum purchase price and maximum committed purchase prices available to PLS under the GMSR Servicing Advances Repurchase Agreement are each $400 million, which are reduced to the extent that the combined borrowed and/or purchased amounts outstanding under (i)  all of the CS Facilities exceed (A) a maximum combined purchase price of $2.0 billion, or (B) a maximum combined committed purchase price of $700 million, or (ii) the GMSR Servicing Advances Repurchase Agreement, Freddie Mac MSR Loan Agreement, and the Fannie Mae MSR PC Agreement exceed $400 million. The GMSR Servicing Spread Repurchase Agreement separately requires PLS to maintain outstanding advances of at least $50 million to avoid triggering an advance rate reduction event under the Term Notes.

The principal amount paid by CSCIB for the GMSR Servicing Advance Note is based upon a percentage of the purchase price of such GMSR Servicing Advance Note.   Upon PLS’ repurchase of the GMSR Servicing Advance Note, PLS is required to repay CSCIB the principal amount relating thereto plus accrued interest (at a rate reflective of the current market) to the date of such repurchase.  PLS is also required to pay CSCIB a fee for the structuring of the GMSR Servicing Advance Repurchase Agreement as well as certain other administrative costs and expenses in connection with CSFB’s management and ongoing administration of the GMSR Servicing Advance Repurchase Agreement.

The GMSR Servicing Advance Repurchase Agreement contains margin call provisions that provide CSCIB with certain rights in the event of a decline in the asset value of the purchased GMSR Servicing Advance Note. Under these provisions, CSCIB may require PLS to transfer cash or additional eligible assets into the Issuer Trust for the benefit of CSCIB with an aggregate asset value in an amount sufficient to eliminate any margin deficit resulting from such a decline.

The GMSR Servicing Advance Repurchase Agreement requires that PLS make certain representations, warranties and covenants customary for this type of transaction, including certain financial covenants consistent with the GMSR Servicing Spread Repurchase Agreement. The GMSR Servicing Advance Note also serves as cross-collateral for PLS’ obligations under the other CS Facilities.

The GMSR Servicing Advance Repurchase Agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default, which are customary for this type of transaction and similar to those under the GMSR Servicing Spread Repurchase Agreement. The remedies for such events of default include the acceleration of the principal amount outstanding under the GMSR Servicing Advance Repurchase Agreement, the liquidation by CSCIB of the GMSR Servicing Advance Note, and the right of CSCIB to exercise certain of PLS’ rights related to the owner trust certificate in the Issuer Trust.

Third Amended and Restated Base Indenture

The first GMSR Servicing Advance Note is issued pursuant to (i)  the terms of the Third Amended and Restated Base Indenture, dated as of April 1, 2020 (the “Amended Base Indenture”), by and among the Issuer Trust, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary (the “Indenture Trustee”), PLS, as the servicer and administrator, CSFB, as administrative agent, and Pentalpha Surveillance LLC, as credit manager; and (ii) the Servicing Advance Indenture Supplement.

The Amended Base Indenture was amended and restated to: (i)  allow the participation certificates relating to the Servicing Advances to be pledged; and (ii) to add related financing mechanics, some of which are also in the Issuer Trust PC Repurchase Agreement (defined below) and GMSR Servicing Advance Repurchase Agreement.

Amended and Restated Issuer Trust PC Repurchase Agreement

The Amended and Restated Master Repurchase Agreement, dated as of April 1, 2020, by and among the Issuer Trust, PLS and PNMAC (“Issuer Trust PC Repurchase Agreement”),  includes changes pursuant to which  (i) PLS granted to the Issuer Trust a security interest in all of its right, title and interest in, to and under the newly created participation certificates representing beneficial interests in the Servicing Advances, including all of its rights and interests to Servicing Advances in any MSRs and Excess Spread it thereafter owns or acquires, and (ii) in return, the Issuer Trust issued to PLS the GMSR Servicing Advance Note, with the same remedies and events of default applicable to the Servicing Advance participation certificates as those that apply to the MSR and Excess Spread participation certificates.

The Issuer Trust PC Repurchase Agreement was also amended and restated to (i)  incorporate the new Servicing Advance participation certificates, (ii) set forth specific conditions and required reserve amounts for the MBS Advance reimbursement amounts and Escrow Advance and Corporate Advance reimbursement amounts before PLS is permitted to offset, net, withdraw or direct the withdrawal or remittance of any amounts which have been or are to be deposited into the dedicated account; (iii) provide for the mechanics related to the sweeping of the Servicing Advance reimbursement amounts. The obligations of PLS are guaranteed in full by PNMAC.

Amended and Restated Guaranty

The GMSR VFN Guaranty adds the obligations of PLS under the GMSR Servicing Advances Repurchase Agreement to the previous guaranty provided by PNMAC relating to the GMSR Servicing Spread Repurchase Agreement.

The foregoing descriptions of (i) the GMSR Servicing Advances Repurchase Agreement (including the GMSR Servicing Advances Notes) and the GMSR VFN Guaranty; (ii) the CS Loan Repurchase Agreement; (iii) the CS Loan Amendment; (iv) the GMSR Servicing Spread Repurchase Agreement; (v) the Fannie Mae MSR PC Agreement; (vi) the Freddie Mac MSR Loan Agreement; (vii) the Servicing Advance Indenture Supplement; (viii) the Third Amended and Restated Base Indenture; and (ix) the Issuer Trust PC Repurchase Agreement do not purport to be complete and are qualified in their entirety by reference to the following: (i) the full text of the Master Repurchase Agreement and the Amended and Restated Guaranty, which have been filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively;  (ii) the description of the CS Loan Repurchase Agreement in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2017, including the full text of the Third Amended and Restated Master Repurchase Agreement and the related guaranty attached thereto as Exhibit 10.1 and Exhibit 10.2, respectively; (iii) the full text of Amendment No. 9 to Third Amended and Restated Master Repurchase Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.3; (iv) the description of the GMSR Servicing Spread Repurchase Agreement in the Company’s Current Report on Form 8-K as filed with the SEC on December 21, 2016, including the full text of the Master Repurchase Agreement and the related guaranty attached thereto as Exhibit 10.3 and Exhibit 10.4, respectively; (v) the description of the Fannie Mae MSR PC Agreement in the Company’s Quarterly Report on Form 10-Q as filed with the SEC on November 4, 2019, including the full text of the Master Purchase Agreement attached thereto as Exhibit 10.11; (vi) the description of the Freddie Mac MSR Loan Agreement in the Company’s Current

Report on Form 8-K as filed with the SEC on February 7, 2018, including the full text of the Loan and Security Agreement attached thereto as Exhibit 10.1; (vii) the full text of Series 2020-SPIADVF1 Indenture Supplement, which has been filed with this Current Report on Form 8-K as Exhibit 10.4; (viii) the full text of the Third Amended and Restated Base Indenture, which has been filed with this Current Report on Form 8-K as Exhibit 10.5; (ix) the full text of the Issuer Trust PC Repurchase Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.6; (x) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Master Repurchase Agreement, dated as of April 1, 2020, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, and PennyMac Loan Services, LLC
10.2	Amended and Restated Guaranty, dated April 1, 2020, made by Private National Mortgage Acceptance Company, LLC in favor of Credit Suisse First Boston Mortgage Capital LLC
10.3

Amendment No. 9 to Third Amended and Restated Master Repurchase Agreement, dated as of April 1, 2020, among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, Alpine Securitization LTD, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC

10.4

Series 2020-SPIADVF1 Indenture Supplement, dated as of April 1, 2020, to Third Amended and Restated Base Indenture, dated as of April 1, 2020, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., PennyMac Loan Services, LLC and Credit Suisse First Boston Mortgage Capital LLC

10.5

Third Amended and Restated Base Indenture, dated as of April 1, 2020, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., PennyMac Loan Services, LLC, Credit Suisse First Boston Mortgage Capital LLC and Pentalpha Surveillance LLC

10.6	Amended and Restated Master Repurchase Agreement, dated as of April 1, 2020, by and among PNMAC GMSR ISSUER TRUST, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: April 7, 2020	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer